Exhibit 10.2

EXECUTION VERSION

STOCKHOLDERS’ AGREEMENT

This STOCKHOLDERS’ AGREEMENT, dated as of September 15, 2021 (this “Agreement”) and, except as otherwise set forth in Section 5.1, effective as of the Closing (the “Effective Time”), is by and between those individuals and entities listed on Exhibit A attached hereto (collectively referred to as the “Stockholders” and each, a “Stockholder”) and First Interstate BancSystem, Inc., a Montana corporation (the “Company” and together with the Stockholders, the “Parties” and each, a “Party”).

WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), among the Company and Great Western Bancorp, Inc., a Delaware corporation (“GWB”), among other things, at the Effective Time, GWB will merge with and into the Company with the Company surviving (the “Merger”) (for the avoidance of doubt, from and after the Effective Time, all references in this Agreement to the “Company” shall be understood as referring to the surviving corporation in the Merger). Defined terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement; and

WHEREAS, as a condition to the willingness of the Company and GWB to enter into the Merger Agreement, and as a condition to the willingness of the Stockholders to enter into the Support Agreement, the Parties are entering into this Agreement, which sets forth certain terms and conditions regarding, among other things, post-Closing governance and other matters.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article I

DEFINITIONS

Section 1.1            Certain Definitions. As used in this Agreement, the following terms will have the following respective meanings:

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor or otherwise; provided, however, that in no event shall the Company, any of its Subsidiaries, or any of the Company’s other controlled Affiliates (in each case after giving effect to the Merger) be deemed to be Affiliates of any Stockholder or any of such Stockholder’s Affiliates for purposes of this Agreement.

“Aggregate Offering Price” means the aggregate offering price of Registrable Securities in any offering, calculated based upon the Fair Market Value of the Registrable Securities, in the case of a Minimum Amount, as of the date that the applicable Demand Registration Request is delivered, and in the case of an Underwritten Shelf Takedown, as of the date that the applicable Underwritten Shelf Takedown Notice is delivered.

“Beneficial Ownership,” “Beneficially Owned” and “Beneficially Owns” have the meanings specified in Rule 13d-3 promulgated under the Exchange Act, including the provision that any member of a “group” will be deemed to have beneficial ownership of all securities beneficially owned by other members of the group, and a Person’s beneficial ownership of securities will be calculated in accordance with the provisions of such Rule; provided, however, that a Person will be deemed to be the beneficial owner of any security which may be acquired by such Person whether within sixty (60) days or thereafter, upon the conversion, exchange or exercise of any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire (x) capital stock of any Person or (y) securities directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock of such Person.

“Board” means the Board of Directors of the Company.

“Bylaws” means the bylaws of the Company as in effect immediately following the Effective Time, as amended, supplemented or restated or otherwise modified from time to time thereafter.

“Charter” means the Articles of Incorporation of the Company as in effect immediately following the Effective Time, as amended, supplemented or restated or otherwise modified from time to time thereafter.

“Code” means the Internal Revenue Code of 1986.

“Committee” means a committee of the Board.

“Common Stock” means (i) the common stock of the Company, no par value per share, (ii) any securities of the Company or any successor or assign of the Company into which such stock is reclassified or reconstituted or into which such stock is converted or otherwise exchanged in connection with a combination of shares, recapitalization, merger, sale of assets, consolidation or other reorganization or otherwise or (iii) any securities received as a dividend or distribution in respect of the securities described in clauses (i) and (ii) above.

“Confidential Information” means all non-public information (irrespective of the form of communication, and irrespective of whether obtained prior to or after the Effective Time or whether pursuant to this Agreement or otherwise) concerning the Company or its Affiliates that may be furnished to any Person by or on behalf of the Company, its Affiliates or its or their respective Representatives, other than information which (a) becomes generally available to the public other than as a result of a breach of this Agreement, (b) becomes available to such Person on a non-confidential basis from a source other than the Company, its Affiliates or its or their respective Representatives; provided, that the source thereof is not known by such Person or such of its Affiliates or its or their respective Representatives to be bound by an obligation of confidentiality with respect to such information, or (c) is independently developed by such Person, its Affiliates or its or their respective Representatives without the use of or reference to any information that would otherwise be Confidential Information hereunder.

“Director” means a member of the Board.

“Eligible Designee” means (a) any lineal descendant (including any descendant by legal adoption prior to age 18) of Homer A. Scott (a “Scott Family Descendant”), (b) any spouse by marriage through solemnization or declaration (excluding a spouse by common law marriage) of a Scott Family Descendant (a “Scott Family Spouse”), (c) any stepchild of a Scott Family Descendant whose parent, at the applicable time of designation by the Stockholders as a Stockholder Nominee, Stockholder Board Observer or FIBK Foundation Designee, as the case may be, is a Scott Family Spouse of such Scott Family Descendant, or (d) any other person approved by the Company’s Nominating and Governance Committee in its sole discretion.

“Equity Securities” means (a) Voting Securities, (b) any securities of the Company that are convertible, exchangeable or exercisable (whether presently convertible, exchangeable or exercisable or not) into or for Voting Securities (including within the meaning of Treasury Regulation Section 1.382-4(d)(9)), (c) any options, warrants and rights issued by the Company (whether presently convertible, exchangeable or exercisable or not) to purchase Voting Securities or convertible, exchangeable or exercisable (whether presently convertible, exchangeable or exercisable or not) into Voting Securities (including within the meaning of Treasury Regulation Section 1.382-4(d)(9)), and (d) any other interests that would be treated as “stock” of the Company pursuant to Treasury Regulation Section 1.382-2T(f)(18).

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations of the SEC thereunder.

“Fair Market Value” means, with respect to any Registrable Securities, the average closing sales price, calculated for the five (5) trading days immediately prior to the date of a determination.

“FIBK Foundation” means First Interstate BancSystem Foundation.

“FIBK Foundation Board” means the board of directors of FIBK Foundation.

“Governmental Entity” means any federal, state, local or foreign government or subdivision thereof or any other governmental, administrative, judicial, arbitral, legislative, executive, regulatory or self-regulatory authority (including the Nasdaq), instrumentality, agency, commission or body.

“Initiating Holder(s)” means the Stockholder(s) requesting an Underwritten Shelf Takedown pursuant to Section 4.1(e) or a Demand Registration pursuant to Section 4.2(a).

“Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, order, award, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Lock-Up Period” means the date that is 90 days following the Closing Date.

“Minimum Amount” means an amount of Registrable Securities that has an Aggregate Offering Price of at least $50,000,000.

“Participating Holder” means any Scott Family Stockholder participating in an Underwritten Shelf Takedown or Demand Registration that such Scott Family Stockholder did not initiate.

“Permissible Withdrawal” means a withdrawal (i) based on the reasonable determination of the Stockholder who made the Demand Registration Request that there has been, since the date of the applicable Demand Registration Request, a material adverse change in the business, financial condition, results of operations or prospects of the Company, in general market conditions or in market conditions for online brokerage businesses generally, or (ii) in which each of the withdrawing Stockholders shall have paid or reimbursed on a pro rata basis the Company for all of the reasonable out-of-pocket fees and expenses incurred by the Company in connection with the withdrawn Demand Registration.

“Person” means an association, a corporation, an individual, a partnership, a joint venture, a limited liability company, an estate, a trust or any other entity or organization, including a governmental authority, a group (with the meaning of Section 13(d)(3) of the Exchange Act), or an “entity” within the meaning of Treasury Regulation Section 1.382-3 (including any group of Persons treated as a single entity under such regulation); provided, however, that for purposes of Article III a Person shall not be deemed to include a Public Group (as defined in Treasury Regulation Section 1.382–2T(f)(13)).

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Securities, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” means, at any time, (i) any shares of Common Stock held or beneficially owned by any Scott Family Stockholder, (ii) any shares of Common Stock issued or issuable to any Scott Family Stockholder upon the conversion, exercise or exchange, as applicable, of any other Equity Securities held or beneficially owned by any Scott Family Stockholder and (iii) any shares of Common Stock issued or issuable to any Scott Family Stockholder with respect to any shares described in clauses (i) and (ii) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, share subdivision, distribution, recapitalization, merger, consolidation, other reorganization or other similar event (it being understood that, for purposes of this Agreement, a Scott Family Stockholder shall be deemed to be a holder or beneficial owner of Registrable Securities whenever such Person in its sole discretion has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected), provided, that any shares of Common Stock issued or issuable provided in clauses (i) through (iii) above shall cease to be Registrable Securities when (A) they have been disposed of pursuant to an effective Registration Statement under the Securities Act, (B) they have been sold or distributed pursuant to Rule 144 or Rule 145 under the Securities Act, or (C) they have ceased to be outstanding.

“Registration Statement” means any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such Registration

Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

“Representatives” means, with respect to any Person, the directors, officers, employees, investment bankers, accountants, attorneys or other advisors, agents or representatives of such Person.

“Scott Family Stockholder” means (a) any Scott Family Descendant, (b) any Scott Family Spouse, (c) any stepchild of a Scott Family Descendant whose parent, at the applicable time of determination for purposes of this Agreement, is a Scott Family Spouse of such Scott Family Descendant, (d) any estate, trust, account (including an individual retirement account), plan, conservatorship, custodianship or other fiduciary arrangement for the sole benefit of any one or more individuals described in the foregoing clauses (a), (b) or (c) hereof, (e) any “charitable remainder trust” within the meaning of Section 664 of the Code, provided the “noncharitable beneficiary” is one or more individuals or fiduciary arrangements described in the foregoing clauses (a), (b), (c) or (d) hereof, and (f) any corporation, general partnership, limited partnership, limited liability partnership, limited liability company or other entity in which, at the applicable time of determination for purposes of this Agreement, each class of stock, partnership interest, membership interest or other ownership interest, as the case may be, is owned solely by one or more individuals or fiduciary arrangements described in the foregoing clauses (a), (b), (c) or (d) hereof.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933 and the rules and regulations of the SEC promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

“Similar Securities” means, in connection with any registration of securities of the Company, all securities of the Company which are (i) the same as or similar to those being registered, (ii) convertible into or exchangeable or exercisable for the securities being registered, or (iii) the same as or similar to the securities into which the securities being registered are convertible into, exchangeable or exercisable for.

“Subsidiary” of any Person shall mean any corporation, partnership, joint venture, limited liability company, trust or other form of legal entity (whether incorporated or unincorporated) of which (or in which) more than 50% of the Beneficial Ownership of the stock or other equity interests of such entity is, directly or indirectly, owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.

“Treasury Regulation” means any Treasury regulation, in effect from time to time, promulgated under the Code.

“underwritten offering” means a registered offering of securities conducted by one or more underwriters pursuant to the terms of an underwriting agreement.

“Voting Securities” means the Common Stock and any other securities of the Company of any kind or class having power generally to vote for the election of Directors.

Article II

COVENANTS

Section 2.1     Stockholder Nominees.

(a)    The Stockholders shall initially have the right to designate three (3) individuals to be nominated as Directors (the “Stockholder Nominees” and each, a “Stockholder Nominee”), and the total number of Stockholder Nominees that the Stockholders are entitled to so designate shall be subsequently adjusted from time to time pursuant to Section 2.1(b). Notwithstanding anything in this Agreement to the contrary, and without limiting the generality of Section 2.1(c), each designee of the Stockholders to be nominated as Directors must be an Eligible Designee.

(b)

(i)     If, on the record date for any meeting of stockholders of the Company following the Effective Time (the “Applicable Meeting”) at which Directors are to be elected, the aggregate number of shares of Common Stock beneficially owned by the Scott Family Stockholders, as a percentage of the aggregate number of shares of Common Stock then issued and outstanding (the “Common Ownership Percentage”), constitutes less than the then applicable Stockholder Nominee Ownership Threshold, then the number of Stockholder Nominees shall be reduced, to the total number set forth opposite the Stockholder Nominee Ownership Threshold which represents the Common Ownership Percentage of the Scott Family Stockholders at such time; provided that the Stockholders shall deliver, no later than three business days prior to the Applicable Meeting, a report that sets forth the number of shares of Common Stock held by the Scott Family Stockholders individually and in the aggregate, as of the date of delivery of such report (the “Annual Report”); provided, further (x) the Stockholders shall provide prior written notice to the Company of any changes in the number of shares held by the Scott Family Stockholders after delivery of the Annual Report and before the record date for the Applicable Meeting and (y) such written notice shall provide the number of shares of Common Stock held by the Scott Family Stockholders individually and in the aggregate taking into account any such change provided in clause (x).

(ii)     Upon any reduction in the number of Stockholder Nominees required by Section 2.1(b)(i), effective at and after the Applicable Meeting, the number of Stockholder Nominees to which the Stockholders are entitled to designate under this Section 2.1 shall be the total number set forth opposite the Stockholder Nominee Ownership Threshold which represents the Common Ownership Percentage of the Scott Family Stockholders at such time. In the case that the number of Stockholder Nominees is so reduced, and the existing term in office of Stockholder Nominees extends beyond the date of the Applicable Meeting (such that, absent resignation on the Applicable Meeting, the Stockholder Nominees remaining on the Board would exceed the number of Stockholder Nominees to which the Stockholders are entitled), then at the request of the Company the Stockholders shall cause one or more of the Stockholder Nominees (as designated by the Stockholders in the case that the number of Stockholder Nominees is reduced to one (1) or to two (2)) to resign from the Board effective at the Applicable Meeting, and all rights under this Section 2.1 in respect of such Stockholder Nominee(s) shall be terminated and be of no further force and effect; provided that Section 2.6 shall survive any such termination. As a condition to any Stockholder Nominee’s appointment or election to the Board, such Stockholder Nominee shall deliver to the Board an irrevocable resignation letter which may be accepted by the Board upon the date on which the number of Stockholder Nominees is reduced pursuant to the preceding sentence (and subject to the ability of the Stockholders to designate which Stockholder Nominee or Stockholder Nominees to remove in the case that the number of Stockholder Nominees is reduced to one (1) or to two (2)). Once the number of Stockholder Nominees has been reduced, it will not subsequently be increased even if the Stockholders acquire Beneficial Ownership of additional Common Stock such that the number of Stockholder Nominees then serving on the Board is less than the number of Stockholder Nominees set forth opposite the Stockholder Nominee Ownership Threshold which represents the Stockholders’ Common Ownership Percentage at such time.

(iii)     Subject to the other provisions of this Agreement, the Company shall include each Stockholder Nominee to which the Stockholders are entitled to designate under this Section 2.1 on the Company’s slate of nominees for election as Directors at any applicable meeting of stockholders at which Directors are to be elected and shall, to the fullest extent permitted by applicable Law, use its reasonable best efforts (and in any event at least the same level of efforts used for the Company’s other Director nominees) to cause each such Stockholder Nominee to be elected and maintained in office as a Director (including, without limitation, using its reasonable best efforts to solicit from the stockholders of the Company eligible to vote for the election of Directors proxies in favor of the election of each such Stockholder Nominee at any meeting of stockholders held to elect Directors). Subject to Section 2.1(c) and to the Company’s required efforts set forth in this Section 2.1(b)(iii) with respect to Stockholder Nominees, if a Stockholder Nominee resigns or is otherwise unavailable to serve as a Director, the Stockholders shall have the exclusive right to designate the replacement for such Stockholder Nominee for so long as the Stockholders have the right to designate such Stockholder Nominee and the Company shall, consistent with its obligations set forth in the immediately preceding sentence, cause any such replacement Stockholder Nominee to be promptly appointed or elected to the Board.

(iv)      For purposes of this Agreement, the “Stockholder Nominee Ownership Thresholds” shall be as follows:

Common Ownership Percentage	Total Number of Stockholder Nominees
Greater than or equal to 15%	3
Greater than or equal to 10% but less than 15%	2
Greater than or equal to 5% but less than 10%	1
Less than 5%	0

(c)     Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Board shall be under any obligation to nominate or appoint to the Board, or solicit votes for, any Person pursuant to Section 2.1, in event that: (i)  the election of such Person to the Board would cause the Company to not be in compliance with applicable Law, (ii) such Person has been the subject of any event required to be disclosed pursuant to Items 2(d) or 2(e) of Schedule 13D under the Exchange Act or Item 401(f) of Regulation S-K of the Securities Act (for the avoidance of doubt, excluding bankruptcies) involving an act of moral turpitude by such individual or is subject to any order, decree or judgment of any Governmental Entity prohibiting service as a director of any public company, (iii) such Person fails to satisfy the mandatory director qualification and eligibility criteria required by any applicable SEC rules, rules of any exchange on which the Company’s securities are then traded, or other binding legal requirements of the Company, or otherwise fails to be reasonably acceptable to the Governance and Nominating Committee of the Board applying standards consistent with past practice in evaluating Scott family director nominees or (iv) such Person does not qualify as an Eligible Designee. In the event a Person nominated by the Stockholders as a Stockholder Nominee is not nominated or appointed to the Board as a result of a failure to satisfy any of the requirements described in clauses (i) through (iv) of the immediately preceding sentence, the Stockholders will be permitted to designate a replacement Stockholder Nominee (which replacement Stockholder Nominee will also be subject to the requirements of this Section 2.1(c)).

(d)     The Stockholder Nominees shall be entitled to attend meetings of any Committee on a non-voting basis, in each case, in a manner consistent with the existing practice of the Board as of prior to the date of this Agreement.

Section 2.2     Board Observers.

(a)     For so long as the Stockholders are entitled to designate one or more Stockholder Nominees pursuant to Section 2.1, at any time following the Effective Time, the Stockholders shall have the right to designate an equal number of representatives to act as a non-voting observer of meetings of the Board and any Committee (in each case, except to the extent excluded therefrom pursuant to Section 2.2(d)) (each, a “Stockholder Board Observer”), as the number of Stockholder Nominees to which the Stockholders are so entitled to designate at such time, and the total number of Stockholder Board Observers shall be subsequently adjusted from time to time concurrently with any adjustment to the number of Stockholder Nominees that the Stockholders are entitled to so designate pursuant to Section 2.1(b). Notwithstanding anything in this Agreement to the contrary, and without limiting the generality of Section 2.2(f), each designee of the Stockholders to act as a non-voting observer of meetings of the Board and any Committee must be an Eligible Designee.

(b)     The Company agrees that each Stockholder Board Observer shall be entitled to attend, in a non-voting observer capacity, all meetings of the Board and any Committees (in each case, except to the extent excluded therefrom pursuant to Section 2.2(d)) for the purposes of permitting such Stockholder Board Observer to: (i) have current information with respect to the affairs of the Stockholders and the actions taken by the Board, (ii) provide, when requested, input and advice to the Board or Committee at such time with respect thereto, and (iii) consider and discuss, in his or her capacity as a stockholder of the Company, all Confidential Information received from the Company with the Stockholders. As a non-voting observer, any Stockholder Board Observer shall be provided with (concurrently with delivery to the Directors and in the same manner delivery is made to them) copies of all notices, minutes, consents, and all other materials or information (financial or otherwise) that are provided to the Directors with respect to a meeting or any written consent in lieu of meeting (except to the extent such Stockholder Board Observer has been excluded therefrom pursuant to Section 2.2(d)).

(c)     In no event shall any Stockholder Board Observer (i) be deemed to be a member of the Board or such Committees, (ii) have the right to vote on any matter under consideration by the Board or such Committees or otherwise have any power to cause the Company to take, or not to take, any action, or (iii) have or be deemed to have, or otherwise be subject to, any duties (fiduciary or otherwise) to the Company or its stockholders or any duties (fiduciary or otherwise) otherwise applicable to the Directors of the Company.

(d)     Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled, and does hereby expressly reserve the right, to withhold any materials or information and to exclude any Stockholder Board Observer from all or any portion of any meeting if and solely to the extent:

(i)     access to such materials or information or attendance at such meeting would reasonably be expected to adversely affect the attorney-client privilege between the Company and its counsel;

(ii)     access to such materials or information or attendance at such meeting would reasonably be expected to result in disclosure of confidential supervisory information to the Stockholder Board Observer;

(iii)     the Stockholder Board Observer is a competitor of the Company, owns a material interest in a competitor of the Company or the Stockholder Board Observer has a material business or financial interest in the matter to be discussed by the Board or Committee; or

(iv)      such meeting is an executive session limited solely to independent director members or other directors of the Board, independent auditors, and/or legal counsel, as the Board may designate, or such Stockholder Board Observer would not meet the applicable standards for independence adopted by The NASDAQ Stock Market, or such other exchange on which the Company’s securities are then traded (assuming for purposes of the analysis that such Stockholder Board Observer were a member of the Board).

(e)     Upon any reduction in the number of Stockholder Nominees required by Section 2.1(b)(i) at any time following the Effective Time, the number of Stockholder Board Observers that the Stockholders have a right to designate under this Section 2.2 shall be reduced by the same number of Stockholder Nominees that are required to resign pursuant to Section 2.1(b)(ii) (and the Stockholders shall designate which Stockholder Board Observers to remove in the case that the number of Stockholder Board Observers is reduced to one (1) or to two (2)), and all rights under this Section 2.2 in respect of such Stockholder Board Observer(s) shall be terminated and be of no further force and effect, provided that Section 2.6 shall survive any such termination. Once the number of Stockholder Board Observers has been reduced as a result in a reduction to the number of Stockholder Nominees, it will not subsequently be increased even if the Stockholders acquire Beneficial Ownership of additional Common Stock such that the number of Stockholder Nominees then serving on the Board is less than the number of Stockholder Nominees set forth opposite the Stockholder Nominee Ownership Threshold which represents the Stockholders’ Common Ownership Percentage at such time.

(f)      Notwithstanding anything in this Agreement to the contrary, the Board shall not be obligated to accept or recognize a Person as a Stockholder Board Observer for purposes of this Agreement if (i) such Person’s role as a Stockholder Board Observer would cause the Company to not be in compliance with applicable Law, (ii) such Person has been the subject of any event required to be disclosed pursuant to Items 2(d) or 2(e) of Schedule 13D under the Exchange Act or Item 401(f) of Regulation S-K of the Securities Act (for the avoidance of doubt, excluding bankruptcies) involving an act of moral turpitude by such individual or is subject to any order, decree or judgment of any Governmental Entity prohibiting service as a director of any public company, (iii)  such Person fails to complete reasonable and customary onboarding documentation, including providing reasonably required information to the Company, and executing a Board Observer and Confidentiality Agreement or other confidentiality agreement, in each case to the extent such requirements are consistent with those applicable to the other observers of the board of directors of the Company or (iv) such Person does not qualify as an Eligible Designee. In the event the Stockholders designate a Person that is not entitled to be designated as a Stockholder Board Observer as a result of a failure to satisfy any of the requirements described in clauses (i) through (iv) of the immediately preceding sentence, the Stockholders will be permitted to designate a replacement Stockholder Board Observer (which replacement Stockholder Board Observer will also be subject to the requirements of this Section 2.2(f)).

Section 2.3     FIBK Foundation Designees.

(a)     Effective as of the Effective Time, the number of directors that will comprise the FIBK Foundation Board shall be eight (8). Of the members of the FIBK Foundation Board as of the Effective Time, (i) two (2) shall be designated by the Stockholders (“FIBK Foundation Designees”), (ii) four (4) shall be designated by the Company, provided that such designees are members of the executive management of the Company and (iii) the remaining two (2) shall be independent directors of the Company that are mutually determined by the Company and the Stockholders.

(b)     Subject to Section 2.3(c), if a FIBK Foundation Designee resigns or is otherwise unavailable to serve as a director of the FIBK Foundation Board, the Stockholders shall have the exclusive right to designate the replacement for such FIBK Foundation Designee for so long as the Stockholders have the right to designate such FIBK Foundation Designee and the Company shall, and shall cause the FIBK Foundation, to cause any such replacement FIBK Foundation Designee to be promptly appointed or elected to the FIBK Foundation Board. Notwithstanding anything in this Agreement to the contrary, the Stockholders shall no longer have a right to designate any FIBK Foundation Designees, and the rights under this Section 2.3 shall terminate, upon the first date that the Scott Family Stockholders no longer have a Common Ownership Percentage of at least 5%. At such time the Scott Family Stockholders no longer have a Common Ownership Percentage of at least 5%, at the request of the Company each FIBK Foundation Designee shall, and the Stockholders shall cause any such FIBK Foundation Designee to, promptly resign from the FIBK Foundation Board.

(c)     Notwithstanding anything in this Agreement to the contrary, neither the FIBK Foundation nor the FIBK Foundation Board shall be under any obligation to nominate or appoint to the FIBK Foundation Board any Person as a FIBK Foundation Designee pursuant to Section 2.3, in event that: (i)  the election of such Person to the FIBK Foundation Board would cause the FIBK Foundation to not be in the compliance with applicable Law, (ii) such Person has been the subject of any event required to be disclosed pursuant to Items 2(d) or 2(e) of Schedule 13D under the Exchange Act or Item 401(f) of Regulation S-K of the Securities Act (for the avoidance of doubt, excluding bankruptcies) involving an act of moral turpitude by such individual or is subject to any order, decree or judgment of any Governmental Entity prohibiting service as a director of any public company, (iii)  such Person fails to complete reasonable and customary onboarding documentation, including providing reasonably required information to the FIBK Foundation, in each case to the extent such requirements are consistent with those applicable to the other members of the FIBK Foundation Board, or (iv) such Person does not qualify as an Eligible Designee. In the event a Person nominated by the Stockholders as a FIBK Foundation Designee is not nominated or appointed to the FIBK Foundation Board as a result of a failure to satisfy any of the requirements described in clauses (i) through (iv) of the immediately preceding sentence, the Stockholders will be permitted to designate a replacement FIBK Foundation Designee (which replacement FIBK Foundation Designee will also be subject to the requirements of this Section 2.3(c)).

(d)     As promptly as practicable following the Effective Time, the Company shall make a contribution of $21,500,000 to the FIBK Foundation.

Section 2.4     Delivery of Agreement to Vote. As a condition to the Company’s obligation to nominate Stockholder Nominees at any applicable meeting of stockholders at which Directors will be elected from and after the Closing Date, each of the Stockholders who then holds shares of Common Stock shall have executed and delivered to the Company a voting agreement in the form attached hereto as Exhibit C (the “Voting Agreement”).

Section 2.5     [Intentionally Omitted].

Section 2.6     Confidentiality. Each Stockholder shall, and shall cause each of its Affiliates and its and their Representatives that receive Confidential Information on such

Stockholder’s behalf to, (a) keep confidential all Confidential Information received by it from the Company or any of its Affiliates (including pursuant to Section 2.8), (b) not disclose any such information to any Person without the prior written consent of the Company other than to such Stockholder’s or its Affiliates’ and its and their Representatives who such Stockholder determines in good faith need to know such information for the purpose of evaluating, monitoring or taking any other action with respect to the investment by such Stockholder in the Company, and (c) not knowingly use such information other than for the purpose of evaluating, monitoring or taking any other action with respect to the investment by such Stockholder in the Company; provided, that such Stockholder shall be responsible for any breach by any such Representative of this Section 2.6 as if such Representative was bound hereby. Notwithstanding anything in the foregoing to the contrary, in the event that such Stockholder or any of its Affiliates is requested pursuant to, or is required by, applicable Law or by legal process, or with regard to Representatives which are auditing or accounting firms, applicable professional standards or obligations thereunder, to disclose any Confidential Information, such Stockholder or such Affiliate or such Representative shall (i) to the extent permitted by applicable Law, provide prior written notice to the Company of such required disclosure, (ii) reasonably cooperate with any efforts by the Company to seek confidential treatment of, or obtain a protective order with respect to, the applicable Confidential Information, and (iii) disclose only the portion of the Confidential Information that is required to be disclosed.

Section 2.7     Charter and Bylaws to be Consistent. The Company shall take or cause to be taken all lawful action necessary or appropriate to ensure that at all times the Charter and the Bylaws and the corresponding constituent documents of the Company’s Subsidiaries contain provisions consistent with the terms of this Agreement and do not contain any provisions inconsistent therewith or which would in any way nullify or impair the terms of this Agreement or the rights provided hereunder to any of the parties hereto. None of the Company, the Board, any committee thereof, or the Stockholders shall take or cause to be taken any action inconsistent with the terms of this Agreement or the rights provided hereunder to any of the parties hereto.

Section 2.8     Information Rights. Subject to applicable Law, the Company shall meet with the Stockholders to provide quarterly management presentations as are regularly prepared by the Company and its Subsidiaries in a manner consistent with the Company’s practice prior to the date of this Agreement. Notwithstanding anything in the foregoing to the contrary, nothing in this Section 2.8 shall require the Company to produce any information that is not readily available or to prepare any statement or reports that are not prepared by the Company in the ordinary course of business for purposes other than complying with this Section 2.8. All information provided to the Stockholders under this Section 2.8 shall be subject to Section 2.6. The Company and the Stockholders shall agree on protocols and procedures with regard to the handling of information provided to the Stockholders under this Section 2.8 and maintaining the confidentiality thereof, including with respect to cybersecurity matters. This Section 2.8 shall terminate upon the first date that the Stockholders no longer have a Common Ownership Percentage of at least 5%.

Section 2.9     Securities Laws. Each Stockholder acknowledges that it is aware, and will advise each Stockholder Nominee, Stockholder Board Observer and FIBK Foundation Designee and any other entity or Person who receives Confidential Information pursuant to Section 2.6 or otherwise, that applicable securities Laws prohibit any Person who has received material, non-

public information from purchasing or selling securities on the basis of such information or from communicating such information to any other Person unless in compliance with such Laws.

Article III

REPRESENTATIONS AND WARRANTIES

Section 3.1     Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to the Company as of the date hereof and as of the Effective Time that:

(a)     The execution, delivery and performance by such Stockholder of this Agreement and the consummation such Stockholder of the transactions contemplated hereby are within the Stockholder’s full legal capacity, right and authority. This Agreement has been duly and validly executed and delivered by such Stockholder and assuming due execution and delivery by the Company, this Agreement constitutes a valid and binding Agreement with such Stockholder enforceable against it in accordance with its terms. In the case of a Stockholder that is a trust, such Stockholder has all necessary trust power and authority to enter into, and be bound by the terms of, this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by such Stockholder.

(b)     The execution, delivery and performance by such Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (ii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which such Stockholder is entitled under any provision of any agreement or other instrument binding on such Stockholder or (iii) result in the imposition of any lien (other than pursuant to this Agreement) on any asset of such Stockholder (including the Common Stock). In the case of any Stockholder that is a trust, there are no consents of any beneficiary of such trust that have not already been obtained and are required in connection with the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby.

Section 3.2     Representations and Warranties of the Company. The Company hereby represents and warrants to the Stockholders as of the date hereof and as of the Effective Time that:

(a)     As of the date hereof, the Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Montana. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the powers of the Company and have been duly authorized by all necessary action. This Agreement has been duly and validly executed and delivered by the Company and assuming due execution and delivery by the Stockholders, this Agreement constitutes a valid and binding Agreement of the Company enforceable against it in accordance with its terms.

(b)     The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i)

violate the articles of incorporation or bylaws of the Company or its Subsidiaries, (ii) materially violate any applicable law, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which the Company or its Subsidiaries are entitled under any provision of any agreement or other instrument binding on the Company or (iv) result in the imposition of any lien (other than pursuant to this Agreement) on any asset of the Company or any of its Subsidiaries (including the Common Stock).

Article IV

REGISTRATION RIGHTS

Section 4.1     Shelf Registration.

(a)     Following demand by any Stockholder after expiration of the Lock-Up Period, the Company shall as promptly as practicable (i) prepare and file with the SEC a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto that covers all Registrable Securities then outstanding for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”), (ii) amend an existing registration statement so that it is usable for Shelf Registration and an offering on a delayed or continuous basis of Registrable Securities, or (iii) file a prospectus supplement that shall be deemed to be a part of an existing registration statement in accordance with Rule 430B under the Securities Act that is usable for Shelf Registration and an offering on a delayed or continuous basis of Registrable Securities (as applicable, a “Shelf Registration Statement”). If permitted under the Securities Act, such Shelf Registration Statement shall be an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act.

(b)     Effective Registration Statement. The Company shall use its best efforts to (i) cause the Shelf Registration Statement filed pursuant to Section 4.1(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof and (ii) keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and useable for the resale of Registrable Securities until such time as there are no Registrable Securities remaining, this Agreement is terminated in accordance with its terms, or the Company is no longer eligible to maintain a Shelf Registration Statement, including by filing successive replacement or renewal Shelf Registration Statements upon the expiration of such Shelf Registration Statement.

(c)     Additional Registrable Securities; Additional Selling Stockholders. At any time and from time to time that a Shelf Registration Statement is effective, if a Scott Family Stockholder holding Registrable Securities requests (i) the registration under the Securities Act of additional Registrable Securities pursuant to such Shelf Registration Statement or (ii) that such Scott Family Stockholder be added as a selling stockholder in such Shelf Registration Statement, the Company shall as promptly as practicable amend or supplement the Shelf Registration Statement to cover such additional Registrable Securities and/or Stockholder.

(d)      Right to Effect Shelf Takedowns. Each Scott Family Stockholder shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective, to sell any or all of the Registrable Securities covered by such Shelf Registration Statement (a “Shelf Takedown”); provided, that any Shelf Takedown that is an Underwritten Shelf Takedown shall be subject to Section 4.1(e). A Scott Family Stockholder shall give the Company prompt written notice of the consummation of a Shelf Takedown.

(e)     Underwritten Shelf Takedowns. A Stockholder intending to effect a Shelf Takedown, shall be entitled to request, by written notice to the Company (an “Underwritten Shelf Takedown Notice”), that the Shelf Takedown be an underwritten offering (an “Underwritten Shelf Takedown”). The Underwritten Shelf Takedown Notice shall specify the number of Registrable Securities intended to be offered and sold by such Stockholder pursuant to the Underwritten Shelf Takedown and the intended method of distribution. Promptly after receipt of an Underwritten Shelf Takedown Notice (but in any event within two (2) business days), the Company shall give written notice of the requested Underwritten Shelf Takedown to all other Scott Family Stockholders and shall include in such Underwritten Shelf Takedown, subject to Section 4.3, all Registrable Securities that are then covered by the Shelf Registration Statement and with respect to which the Company has received a written request for inclusion therein from one or more Scott Family Stockholders no later than five (5) business days (or, in the case of an Underwritten Shelf Takedown structured as a block trade, two (2) business days) after the date of the Company’s notice. The Company shall not be required to facilitate an Underwritten Shelf Takedown (i) unless the Aggregate Offering Price from such offering is at least $50,000,000, (ii) in the case of a marketed underwritten offering (and, for the avoidance of doubt, excluding any underwritten block trade), more than two (2) times in the aggregate in any 12-month period, and (iii) in the case of an underwritten block trade, more than four (4) times in the aggregate in any 12-month period.

(f)      Selection of Underwriters. The Initiating Holder of an Underwritten Shelf Takedown shall have the right to select the investment banking firm(s) and manager(s) to administer such Underwritten Shelf Takedown (including which such underwriters will serve as lead or co-lead), subject to the approval of the Company (which approval shall not be unreasonably withheld, conditioned or delayed).

Section 4.2     Demand Registrations.

(a)     Right to Demand Registrations. If the Company is not eligible under applicable Law to register Registrable Securities by way of a Registration Statement on Form S-3 pursuant to Section 4.1, any Stockholder after expiration of the Lock-Up Period may, by providing written notice to the Company, request to sell all or part of its Registrable Securities pursuant to a Registration Statement separate from a Shelf Registration Statement (a “Demand Registration”). Each request for a Demand Registration (a “Demand Registration Request”) shall specify the number of Registrable Securities intended to be offered and sold by such Stockholder pursuant to the Demand Registration and the intended method of distribution thereof, including whether it is intended to be an underwritten offering. Promptly (but in any event within two (2) business days) after receipt of a Demand Registration Request, the Company shall give written notice of the Demand Registration Request to all other Scott Family Stockholders that hold Registrable Securities. As promptly as practicable after receipt of a Demand Registration Request, the Company shall register all Registrable Securities (i) that have been requested to be registered in the Demand Registration Request and (ii) subject to Section 5.3, with respect to which the Company has received a written request for inclusion in the Demand Registration from one or more Scott Family Stockholders no later than fifteen (15) days after the date on which notice was given to Scott Family Stockholders of the Demand Registration Request. The Company shall use its best efforts to cause the Registration Statement filed pursuant to this Section 4.2(a) to be declared effective by the SEC or otherwise become effective under the Securities Act as promptly as practicable after the filing thereof. The Company shall not be required to effect a Demand Registration unless the Demand Registration includes Registrable Securities in an amount not less than the Minimum Amount.

(b)     Number of Demand Registrations. The Stockholders shall be entitled to request up to two (2) Demand Registrations in the aggregate (which, for the avoidance of doubt, shall be in addition to any Shelf Registration pursuant to Section 4.1, other than any Underwritten Shelf Takedown, which shall be deemed a Demand Registration for these purposes and count towards such maximum number of Demand Registrations) during any 12-month period.

(c)     Withdrawal. A Scott Family Stockholder may, by written notice to the Company, withdraw its Registrable Securities from a Demand Registration at any time prior to the effectiveness of the applicable Registration Statement. Upon receipt of notices from all applicable Scott Family Stockholders to such effect, or if such withdrawal shall reduce the Aggregate Offering Price for the offering of the Registrable Securities to be registered in connection with such Demand Registration below the Minimum Amount, the Company shall cease all efforts to seek effectiveness of the applicable Registration Statement, unless the Company intends to effect a primary offering of securities pursuant to such Registration Statement, provided that such Demand Registration Request shall not count against the limitation on the number of such Stockholder’s Demand Registrations set forth in Section 4.2(b). In the event that all applicable Scott Family Stockholders withdraw their Registrable Securities from a Demand Registration and the withdrawal is a Permissible Withdrawal, such Demand Registration Request shall not count against the limitation on the number of Demand Registrations set forth in Section 4.2(b).

(d)     Selection of Underwriters. If a Demand Registration is an underwritten offering, the Initiating Holder shall have the right to select the investment banking firm(s) to act as the managing underwriter(s) in connection with such offering (including which such managing underwriters will serve as lead or co-lead), subject to the approval of the Company (which approval shall not be unreasonably withheld, conditioned or delayed).

Section 4.3     Inclusion of Other Securities; Priority. The Company shall not include in any Demand Registration or Shelf Takedown any securities that are not Registrable Securities without the prior written consent of the Stockholder(s) holding the Registrable Securities participating in such Demand Registration or Shelf Takedown. If a Demand Registration or Shelf Takedown involves an underwritten offering and the managing underwriters of such offering advise the Company and the Scott Family Stockholders in writing that, in their opinion, the number of Equity Securities proposed to be included in such Demand Registration or Underwritten Shelf Takedown, including all Registrable Securities and all other Equity Securities proposed to be included in such offering, exceeds the number of Equity Securities that can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Demand Registration or Underwritten Shelf Takedown: (i) first, the Registrable Securities proposed to be sold by the Initiating Holder and the Participating Holders pro rata based on the number of Registrable Securities proposed to be sold by the Initiating Holder and each Participating Holder, and (ii) second, any Equity Securities proposed to be included therein by any other Persons (including Equity Securities to be sold for the account of the Company and/or any other holders of Equity Securities), allocated, in the case of this clause (ii), among such Persons in such manner as the Company may determine. If more than one Participating Holder is participating in such Demand Registration or Underwritten Shelf Takedown and the managing underwriters of such offering determine that a limited number of Registrable Securities may be included in such offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), then the Registrable Securities that are included in such offering shall be allocated pro rata among the Participating Holders on the basis of the number of Registrable Securities initially requested to be sold by each such Participating Holder in such offering.

Section 4.4     Piggyback Registrations.

(a)     Whenever the Company proposes to register any Equity Securities under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) in connection with any dividend or distribution reinvestment or similar plan or (iv) that is a Demand Registration or Shelf Takedown hereunder), whether for its own account or for the account of one or more stockholders of the Company (a “Piggyback Registration”), the Company shall give prompt written notice to each Scott Family Stockholder of its intention to effect such a registration (but in no event less than ten (10) days prior to the proposed date of filing of the applicable Registration Statement, or, in the case of a previously effective Registration Statement, the applicable prospectus supplement) and, subject to Section 4.4(b) and Section 4.4(c), shall include in such Registration Statement and in any offering of Equity Securities to be made pursuant to such Registration Statement that number of Registrable Securities requested to be sold in such offering by such Scott Family Stockholder for the account of such Scott Family Stockholder, provided that the Company has received a written request for inclusion therein from such Scott Family Stockholder no later than three (3) days after the date on which the Company has given notice of the Piggyback Registration to Scott Family Stockholders. The Company may terminate or withdraw a Piggyback Registration prior to the effectiveness of such registration at any time in its sole discretion, subject to any other contractual obligations between the Company and any other holders of Equity Securities with respect to such Piggyback Registration. If a Piggyback Registration is effected pursuant to a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), the Scott Family Stockholders shall be notified by the Company of and shall have the right, but not the obligation, to participate in any offering pursuant to such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”), subject to the same limitations that are applicable to any other Piggyback Registration as set forth above. A Scott Family Stockholder may, by written notice to the

Company, withdraw its Registrable Securities from a Piggyback Registration at any time prior to the effectiveness of the applicable Registration Statement.

(b)     Priority on Primary Piggyback Registrations. If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of Equity Securities proposed to be included in such offering, including all Registrable Securities and all other Equity Securities proposed to be included in such offering, exceeds the number of Equity Securities that can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Takedown: (i) first, the Equity Securities that the Company proposes to sell in such offering; (ii) second, any Registrable Securities requested to be included therein by any Scott Family Stockholders, allocated, in the case of this clause (ii), pro rata among such Scott Family Stockholders on the basis of the number of Registrable Securities initially proposed to be included by each such Scott Family Stockholder in such offering, up to the number of Registrable Securities, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering); and (iii) third, any Equity Securities proposed to be included in such offering by any other Person to whom the Company has a contractual obligation to facilitate such offering, allocated, in the case of this clause (iii), pro rata among such Persons on the basis of the number of Equity Securities initially proposed to be included by each such Person in such offering, up to the number of Equity Securities, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering).

(c)     Priority on Secondary Piggyback Registrations. If a Piggyback Registration or a Piggyback Shelf Takedown is initiated as an underwritten offering on behalf of a holder of Equity Securities to whom the Company has a contractual obligation to facilitate such offering, other than the Stockholders, and the managing underwriters of the offering advise the Company in writing that, in their opinion, the number of Equity Securities proposed to be included in such offering, including all Registrable Securities and all other Equity Securities requested to be included in such offering, exceeds the number of Equity Securities which can reasonably be expected to be sold in such offering without adversely affecting the success of the offering (including the price, timing or distribution of the securities to be sold in such offering), the Company shall include in such Piggyback Registration or Piggyback Shelf Takedown: (i) first, the Equity Securities that the Person demanding the offering pursuant to such contractual right proposes to sell in such offering; (ii) second, any Registrable Securities requested to be included therein by any Scott Family Stockholders, allocated, in the case of this clause (ii), pro rata among such Scott Family Stockholders on the basis of the number of Registrable Securities initially proposed to be included by each such Scott Family Stockholder in such offering, up to the number of Registrable Securities, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering); and (iii) third, any Equity Securities proposed to be sold for the account of the Company in such offering and any Equity Securities proposed to be included in such offering by any other Person to whom the Company has a contractual obligation to facilitate such offering, allocated, in the case of this clause (iii), pro rata among the Company and such Persons on the basis of the number of Equity Securities initially proposed to be included by the Company and each such other Person in such offering, up to the number of Equity Securities, if any, that the managing underwriters determine can be included in the offering without reasonably being expected to adversely affect the success of the offering (including the price, timing or distribution of the securities to be offered in such offering).

(d)     Selection of Underwriters. If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company, the Company shall have the right to select the investment banking firm(s) to act as the managing underwriter(s) in connection with such offering. If a Piggyback Registration or a Piggyback Shelf Takedown is initiated as an underwritten offering on behalf of a holder of Equity Securities to whom the Company has a contractual obligation to facilitate such offering, the right to select the investment banking firm(s) to act as the managing underwriter(s) in connection with such offering shall be governed by such applicable contractual arrangement between the Company and such holder of Equity Securities, provided that such managing underwriter shall be reasonably acceptable to the Scott Family Stockholder or Scott Family Stockholders holding a majority of the Registrable Securities proposed to be included in such Piggyback Registration or Piggyback Shelf Takedown (such approval not to be unreasonably withheld, conditioned or delayed); provided, further, that such Scott Family Stockholder or Scott Family Stockholders may designate a co-managing underwriter to participate in the Piggyback Registration or Piggyback Shelf Takedown, in each case to the extent permitted by such applicable contractual arrangement between the Company and such holder of Equity Securities.

Section 4.5     Holdback Agreements.

(a)     Stockholders of Registrable Securities. Each Initiating Holder and Participating Holder agrees that in connection with any underwritten Demand Registration, Underwritten Shelf Takedown or a registered underwritten offering of shares of Common Stock by the Company in a primary offering for its own account, and upon written request from the managing underwriter(s) for such offering, such Stockholder shall not, without the prior written consent of such managing underwriter(s), during such period as is reasonably requested by the managing underwriter(s) (which period shall in no event be longer than seven (7) days prior to and sixty (60) days after the pricing of such offering), effect any public sale or distribution of any Similar Securities to those being registered, including any sale under Rule 144. The foregoing provisions of this Section 4.5(a) shall not apply to offers or sales of Registrable Securities that are included in an offering pursuant to Section 4.1, Section 4.2 or Section 4.4 of this Agreement and shall be applicable to the Stockholders only if, for so long as and to the extent that the Company, the directors and executive officers of the Company, and each selling stockholder included in such offering are subject to the same restrictions if requested by the managing underwriter(s) for such offering, and the Company uses its reasonable best efforts to ensure that each other holder of at least 5% of the outstanding shares of Common Stock is subject to the same restrictions if requested by the managing underwriter(s) for such offering. Each Stockholder agrees to execute and deliver such other agreements as may be reasonably requested by the managing underwriter(s) that are consistent with the foregoing provisions of this Section 4.5(a) and are necessary to give further effect thereto. Any discretionary waiver or termination of the requirements under the foregoing provisions made by the Company or the applicable managing underwriter(s) shall apply to each Stockholder that holds or Beneficially Owns Registrable Securities proposed to be sold in such offering on a pro rata basis. Without limiting the foregoing, if after the date hereof the Company grants any Person (other than a Stockholder) any rights to demand or participate in a registration, the Company agrees that it shall include in such Person’s agreement a covenant consistent with the foregoing provisions of this Section 4.5(a).

(b)     The Company. To the extent requested by the managing underwriter(s) for the applicable offering, the Company shall not effect any sale registered under the Securities Act or other public distribution of Equity Securities for its own account during the period commencing seven (7) days prior to and ending sixty (60) days after the pricing of an underwritten offering pursuant to Section 4.1, Section 4.2, or Section 4.4 of this Agreement, other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto) or (iii) in connection with any dividend or distribution reinvestment or similar plan.

Section 4.6     Suspensions. Up to two (2) times in any twelve (12) month period, and for no more than ninety (90) days in the aggregate, upon giving prompt written notice to the Scott Family Stockholders, the Company shall be entitled to delay or suspend the filing, effectiveness or use of a Registration Statement or Prospectus (a “Suspension”) if the Company determines in good faith that proceeding with the filing, effectiveness or use of such Registration Statement or Prospectus would require the Company to publicly disclose material non-public information in such Registration Statement or Prospectus so that it would not be materially misleading, the disclosure of which (i) would not be required to be made at such time but for the filing, effectiveness or use of such Registration Statement or Prospectus and (ii) would, in the good faith judgment of the Company, have a material adverse effect on the Company or on any pending negotiation or plan of the Company to effect a merger, acquisition, disposition, financing, reorganization, recapitalization or other similar transaction. Each Scott Family Stockholder who is notified by the Company of a Suspension pursuant to this Section 4.6 shall keep the existence of such Suspension confidential and shall immediately discontinue (and direct any other Person making offers or sales of Registrable Securities on behalf of such Stockholder to immediately discontinue) offers and sales of Registrable Securities pursuant to such Registration Statement or Prospectus and any other use of such Registration Statement or Prospectus until such time as it is advised in writing by the Company that the use of the Registration Statement or Prospectus may be resumed and, if applicable, is furnished by the Company with a supplemented or amended Prospectus as contemplated by Section 4.7(g). If the Company delays or suspends a Demand Registration, the Initiating Holder of such Demand Registration shall be entitled to withdraw its Demand Registration Request and, if it does so, such Demand Registration Request shall not count against the limitation on the number of such Initiating Holder’s Demand Registrations set forth in Section 4.2(b). The Company shall promptly notify the Scott Family Stockholders of the expiration of any period during which it exercised its rights under this Section. The Company agrees that, in the event it exercises its rights under this Section, it shall, within sixty (60) days following the Stockholders’ receipt of the notice of suspension, update the suspended Registration Statement as may be necessary to permit the Scott Family Stockholders to resume use thereof in connection with the offer and sale of their Registrable Securities in accordance with applicable law.

Section 4.7     Registration Procedures. If and whenever the Company is required to effect the registration of any Registrable Securities pursuant to this Agreement, the Company shall use its best efforts to effect and facilitate the registration, offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as is practicable and, pursuant thereto, the Company shall as expeditiously as possible and as applicable:

(a)     prepare and file with the SEC a Registration Statement with respect to such Registrable Securities, make all required filings required in connection therewith and (if the Registration Statement is not automatically effective upon filing) use its reasonable best efforts to cause such Registration Statement to become effective as promptly as practicable;

(b)     prepare and file with the SEC such amendments and supplements to any Registration Statement and the Prospectus used in connection therewith as may be (i) reasonably requested by any selling Scott Family Stockholder (to the extent such request relates to information relating to such Scott Family Stockholder), or (ii) necessary to keep such Registration Statement effective until all of the Registrable Securities covered by such Registration Statement have been disposed of and comply with the applicable requirements of the Securities Act with respect to the disposition of the Registrable Securities covered by such Registration Statement;

(c)     before filing a Registration Statement or Prospectus, or any amendments or supplements thereto and in connection therewith, furnish to the managing underwriter or underwriters, if any, and to each Scott Family Stockholder participating in the registration, without charge, such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits thereto and all documents incorporated by reference therein) and such other documents as such Stockholder may reasonably request, including in order to facilitate the disposition of the Registrable Securities owned by such Scott Family Stockholder, which documents will be subject to the review of such underwriters and such Stockholders and their respective counsel, and not file any Registration Statement or Prospectus or amendments or supplements thereto to which the Scott Family Stockholders covered by the same or the underwriter or underwriters, if any, shall reasonably object;

(d)     use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky Laws of such U.S. jurisdiction(s) as any Scott Family Stockholder participating in the registration or any managing underwriter reasonably requests and do any and all other acts and things that may be necessary or reasonably advisable to enable such Stockholder and each underwriter, if any, to consummate the disposition of such Scott Family Stockholder’s Registrable Securities in such jurisdiction(s); provided, that the Company shall not be required to qualify generally to do business, subject itself to taxation or consent or subject itself to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 4.7(d);

(e)     use its reasonable best efforts to cause all Registrable Securities covered by any Registration Statement to be registered with or approved by such other Governmental Entities or self-regulatory bodies as may be necessary or reasonably advisable in light of the business and operations of the Company to enable each Scott Family Stockholder participating in the registration to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof; provided, that the Company shall not be required to qualify generally to do business, subject itself to taxation or consent or subject itself to general service of process in any jurisdiction where it would not otherwise be required to do so but for its obligations pursuant to this Section 4.7(e);

(f)      promptly notify each Scott Family Stockholder participating in the registration and the managing underwriters of any underwritten offering:

(i)     each time when the Registration Statement, any pre-effective amendment thereto, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

(ii)     of any oral or written comments by the SEC or of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding such Stockholder;

(iii)     of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for any such purpose; and

(iv)      of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky Laws of any jurisdiction;

(g)     notify each Scott Family Stockholder participating in such registration, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon becoming aware of the occurrence of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact or to omit any fact necessary to make the statements made therein not misleading in light of the circumstances under which they were made, and, as promptly as practicable, prepare, file with the SEC and furnish to such Stockholder a reasonable number of copies of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(h)     in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, any order suspending or preventing the use of any related Prospectus or any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, use its best efforts to promptly obtain the withdrawal or lifting of any such order or suspension;

(i)     not file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, that refers to any Scott Family Stockholder covered thereby by name or otherwise identifies such Scott Family Stockholder as the holder of any securities of the Company without the consent of such Scott Family Stockholder (such consent not to be unreasonably withheld or delayed), unless and to the extent such disclosure is required by Law; provided, that (i) each Stockholder shall furnish to the Company in writing such information regarding itself and the distribution proposed by it as the Company may reasonably request for use in connection with a Registration Statement or Prospectus and (ii) each Scott Family Stockholder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished to the Company by such Scott Family Stockholder (including with respect to any inaccuracy in any representations or warranties made by such Stockholder in any underwriting agreement) or of the occurrence of any event that would cause the Registration Statement or the Prospectus included in such Registration Statement to contain an untrue statement of a material fact regarding such Stockholder or the distribution of such Registrable Securities or to omit to state any material fact regarding such Scott Family Stockholder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements made therein not misleading in light of the circumstances under which they were made and to furnish to the Company, as promptly as practicable, any additional information required to correct and update the information previously furnished by such Stockholder such that such Registration Statement and Prospectus shall not contain any untrue statement of a material fact regarding such Scott Family Stockholder or the distribution of such Registrable Securities or omit to state a material fact regarding such Scott Family Stockholder or the distribution of such Registrable Securities necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(j)     cause such Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on any securities exchange, use its reasonable best efforts to cause such Registrable Securities to be listed on a national securities exchange selected by the Company after consultation with the Stockholders participating in such registration;

(k)     provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities not later than the effective date of such Registration Statement;

(l)     make available for inspection by any Scott Family Stockholder participating in the registration, upon reasonable notice at reasonable times and for reasonable periods, any underwriter participating in any underwritten offering pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such Scott Family Stockholder or underwriter, all corporate documents, financial and other records relating to the Company and its business reasonably requested by such Scott Family Stockholder or underwriter, cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Scott Family Stockholder, underwriter, attorney, accountant or agent in connection with such registration or offering and make senior management of the Company and the Company’s independent accountants available for customary due diligence and drafting sessions; provided, that any Person gaining access to information or personnel of the Company pursuant to this Section 4.7(l) shall (i) reasonably cooperate with the Company to limit any resulting disruption to the Company’s business and (ii) protect the confidentiality of any information regarding the Company which the Company determines in good faith to be confidential and of which determination such Person is notified, pursuant to customary confidentiality agreements reasonably acceptable to the Company;

(m)      otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its stockholders, as soon as reasonably practicable, an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) covering the period of at least twelve (12) months beginning with the first day of the Company’s first full fiscal quarter after the effective date of the applicable Registration Statement, which requirement shall be deemed satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto;

(n)     in the case of an underwritten offering of Registrable Securities, promptly incorporate in a supplement to the Prospectus or a post-effective amendment to the Registration Statement such information as is reasonably requested by the managing underwriter(s) or any Scott Family Stockholder participating in such underwritten offering to be included therein, the purchase price for the securities to be paid by the underwriters and any other applicable terms of such underwritten offering (and the Scott Family Stockholders shall promptly supply any such information within their possession), and promptly make all required filings of such supplement or post-effective amendment;

(o)     in the case of an underwritten offering of Registrable Securities, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as any Scott Family Stockholder participating in such offering or the managing underwriter(s) of such offering reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;

(p)     in the case of an underwritten offering of Registrable Securities, furnish to each underwriter, if any, participating in an offering of Registrable Securities (i) (A) all legal opinions of outside counsel to the Company required to be included in the Registration Statement and (B) a written legal opinion of outside counsel to the Company, dated the closing date of the offering, in form and substance as is customarily given in opinions of outside counsel to the Company to underwriters in underwritten registered offerings; and (ii) (A) obtain all consents of independent public accountants required to be included in the Registration Statement and (B) on the date of the execution of the applicable underwriting agreement and at the closing of the offering, dated the respective dates of delivery thereof, a “comfort letter” signed by the Company’s independent public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings;

(q)     in the case of an underwritten offering of Registrable Securities, make senior management of the Company available, to the extent requested by the managing underwriter(s), to assist in the marketing of the Registrable Securities to be sold in such underwritten offering, including the participation of such members of senior management of the Company in “road show” presentations and other customary marketing activities, including “one-

on-one” meetings with prospective purchasers of the Registrable Securities to be sold in such underwritten offering (with an understanding that these shall be scheduled in a collaborative manner so as not to unreasonably interfere with the conduct of business of the Company), and otherwise facilitate, cooperate with, and participate in such underwritten offering and customary selling efforts related thereto, in each case to the same extent as if the Company were engaged in a primary underwritten registered offering of its Common Stock;

(r)      cooperate with the Scott Family Stockholders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to such Registration Statement free of any restrictive legends and representing such number of shares of Common Stock and registered in such names as the Scott Family Stockholders may reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to such Registration Statement; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(s)      not later than the effective date of such Registration Statement, provide a CUSIP number for all Registrable Securities covered thereby and provide the applicable transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System;

(t)     upon the request of any Scott Family Stockholder, promptly amend any Shelf Registration Statement or take such other action as may be necessary to de-register, remove or withdraw all or a portion of such Scott Family Stockholder’s shares of Common Stock from a Shelf Registration Statement, as requested by such Stockholder; and

(u)     otherwise use its reasonable best efforts to take or cause to be taken all other actions necessary or reasonably advisable to effect the registration, marketing and sale of such Registrable Securities contemplated by this Agreement.

(v)     Each Stockholder agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.7(g) or Section 4.7(h), such Stockholder shall use its best efforts to discontinue (and direct any other Person making offers or sales of Registrable Securities on behalf of such Stockholder to discontinue) offers and sales of Registrable Securities pursuant to such Registration Statement or Prospectus and any other use of such Registration Statement or Prospectus until such time as it is advised in writing by the Company that the use of the Registration Statement or Prospectus may be resumed. If the Company gives any such notice in respect of a Demand Registration, the Initiating Holder shall be entitled to withdraw its Demand Registration Request and, if it does so, such Demand Registration Request shall not count against the limitation on the number of such Initiating Holder’s Demand Registrations set forth in Section 4.2(b).

Section 4.8     Participation in Underwritten Offerings. No Person may participate in any underwritten offering pursuant to this Agreement unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements in customary form approved by the Persons entitled under this Agreement to approve such arrangements (which shall contain such terms and conditions as are generally prevailing in agreements of that type, including indemnities no more burdensome to the indemnifying party and no less favorable to the recipient thereof than those provided in Section 4.10 hereof) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no Scott Family Stockholder that holds or Beneficially Owns any Registrable Securities included in any underwritten offering hereunder shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (A) such Scott Family Stockholder’s identity and ownership of its Registrable Securities to be sold in such offering, (B) such Scott Family Stockholder’s power and authority to effect such transfer, (C) such Scott Family Stockholder’s intended method of disposition, (D) information furnished by such Scott Family Stockholder expressly for inclusion in any Registration Statement or Prospectus, and (E) such matters pertaining to such Scott Family Stockholder’s compliance with securities Laws as may be reasonably requested by the managing underwriter(s)) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, other than indemnities that are no more burdensome to the indemnifying party and no less favorable to the recipient thereof than those provided in Section 4.10 hereof.

Section 4.9     Registration Expenses.

(a)     The Company shall pay directly or promptly reimburse all costs, fees and expenses (other than Selling Expenses) incident to the Company’s performance of or compliance with this Agreement in connection with the registration of Registrable Securities, including, without limitation, (i) all SEC, FINRA and other registration and filing fees; (ii) all fees and expenses associated with filings to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are to be listed or quoted; (iii) all fees and expenses of complying with securities and blue sky Laws (including reasonable fees and disbursements of one counsel in connection therewith); (iv) all printing, messenger, telephone and delivery expenses (including the cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto); (v) all fees and expenses incurred in connection with any “road show” for underwritten offerings, including all costs of travel, lodging and meals; (vi) all transfer agent’s and registrar’s fees; (vii) all fees and expenses of counsel to the Company and up to $50,000 of the fees and expenses of one counsel to the Scott Family Stockholders; and (viii) all fees and expenses of the Company’s independent public accountants (including any fees and expenses arising from any special audits or “comfort letters”) and any other Persons retained by the Company (for the avoidance of doubt, excluding underwriters) in connection with or incident to any registration of Registrable Securities pursuant to this Agreement (all such costs, fees and expenses, “Registration Expenses”). Each Scott Family Stockholder shall bear its respective Selling Expenses associated with a registered sale of its Registrable Securities pursuant to this Agreement. For the avoidance of doubt, neither Registration Expenses nor Selling Expenses shall include the fees or expenses of any underwriters’ counsel.

(b)     The obligation of the Company to bear and pay the Registration Expenses shall apply irrespective of whether a registration, once properly demanded or requested, becomes effective or is withdrawn or suspended; provided, that the Registration Expenses for any Registration Statement withdrawn at the request of one or more Scott Family Stockholder(s)

(unless withdrawn following commencement of a Suspension) shall be borne by such Scott Family Stockholder(s).

Section 4.10     Indemnification; Contribution.

(a)     The Company shall, to the fullest extent permitted by Law, indemnify and hold harmless each Scott Family Stockholder, any Person who is a “controlling person” of such Stockholder or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person, a “Controlling Person”), their respective direct and indirect general and limited partners, advisory board members, directors, officers, trustees, managers, members, employees, agents, Affiliates and shareholders, and each other agent, if any, who acts on behalf of or controls any such Stockholder or Controlling Person (each of the foregoing, a “Covered Person”) against any losses, claims, actions, damages, liabilities (or actions or proceedings in respect thereof, whether or not such Covered Person is a party thereto) and expenses (including reasonable costs of investigation and legal expenses), joint or several, to which such Covered Person may become subject under the Securities Act, the Exchange Act, any state blue sky securities Laws, any equivalent non-U.S. securities Laws or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in or incorporated by reference in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) (a “Free Writing Prospectus”) or any amendment thereof or supplement thereto or any document incorporated by reference therein or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse each Covered Person for any legal or other expenses reasonably incurred by such Covered Person in connection with investigating, defending or settling any such loss, claim, action, damage or liability; provided, that the Company shall not be so liable in any such case to the extent that any loss, claim, action, damage, liability or expense arises out of or is based upon any such untrue statement or alleged untrue statement, or omission or alleged omission, made or incorporated by reference in any such Registration Statement, Prospectus, preliminary Prospectus, Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein in reliance upon, and in conformity with, written information prepared and furnished to the Company by such Covered Person expressly for use therein or arises out of or based upon such Covered Person’s failure to deliver a copy of the Prospectus or any amendments or supplements thereto to a purchaser (if so required) after the Company has furnished such Covered Person with a sufficient number of copies of the same. This indemnity shall be in addition to any liability the Company may otherwise have.

(b)     In connection with any registration in which a Stockholder is participating, each such Stockholder shall (severally and not jointly), to the fullest extent permitted by Law, indemnify and hold harmless the Company, any Person who is a Controlling Person of the Company, their respective direct and indirect general and limited partners, advisory board members, directors, officers, trustees, managers, members, employees, agents, Affiliates and shareholders, and each other agent, if any, who acts on behalf of or controls the Company or Controlling Person (each of the foregoing, a “Company Covered Person”) against any losses, claims, actions, damages, liabilities (or actions or proceedings in respect thereof, whether or not such Company Covered Person is a party thereto) and expenses (including reasonable costs of investigation and legal expenses), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act, any state blue sky securities Laws, any equivalent non-U.S. securities Laws or otherwise, insofar as such losses, claims, actions, damages, liabilities or expenses arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, in the case of each of clauses (i) and (ii) solely to the extent that such untrue statement or alleged untrue statement, or omission or alleged omission, is made in such Registration Statement, Prospectus, preliminary Prospectus, Free Writing Prospectus or any amendment thereof or supplement thereto or any document incorporated by reference therein in reliance upon, and in conformity with, written information regarding such Stockholder prepared and furnished to the Company by such Stockholder expressly for use therein; provided, that the obligation to indemnify pursuant to this Section 4.10(b) shall be individual and several, not joint and several, for each participating Stockholder and shall not exceed an amount equal to the net proceeds (after deducting its portion of Selling Expenses) actually received by such Stockholder in the sale of Registrable Securities to which such Registration Statement or Prospectus relates; provided, further, that notwithstanding anything in this Agreement to the contrary, in no event shall the Stockholders or any other Covered Person be deemed a Company Covered Person. This indemnity shall be in addition to any liability which such Stockholder may otherwise have.

(c)     Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, that any failure or delay to so notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually and materially prejudiced by reason of such failure or delay. In case a claim or an action that is subject or potentially subject to indemnification hereunder is brought against an indemnified party, the indemnifying party shall be entitled to participate in and shall have the right, exercisable by giving written notice to the indemnified party as promptly as practicable after receipt of written notice from such indemnified party of such claim or action, to assume, at the indemnifying party’s expense, the defense of any such claim or action, with counsel reasonably acceptable to the indemnified party; provided, that any indemnified party shall continue to be entitled to participate in the defense of such claim or action, with counsel of its own choice, but the indemnifying party shall not be obligated to reimburse the indemnified party for any fees, costs and expenses subsequently incurred by the indemnified party in connection with such defense unless (A) the indemnifying party has agreed in writing to pay such fees, costs and expenses, (B) the indemnifying party has failed to assume the defense of such claim or action within a reasonable time after receipt of notice of such claim or action, (C) having assumed the defense of such claim or action, the indemnifying party fails to employ counsel reasonably acceptable to the indemnified party, (D) in the reasonable judgment of any such indemnified party, based upon advice of its counsel, a conflict of interest exists or may potentially exist between such indemnified party and the indemnifying party with respect to such claims or (E) the indemnified party has reasonably concluded that there may be one or more legal or equitable defenses available to it and/or other any other indemnified party which are different from or additional to those available to the indemnifying party. Subject to the proviso in the foregoing sentence, no indemnifying party shall, in connection with any one claim or action or separate but substantially similar or related actions arising out of the same general circumstances or allegations, be liable for the fees, costs and expenses of more than one firm of attorneys (in addition to any local counsel) for all indemnified parties. The indemnifying party shall not have the right to settle a claim or action for which any indemnified party is entitled to indemnification hereunder without the consent of the indemnified party (not to be unreasonably withheld, conditioned or delayed), and the indemnifying party shall not consent to the entry of any judgment or enter into or agree to any settlement relating to such claim or action unless in either case such judgment or settlement does not impose any admission of wrongdoing or injunctive or equitable relief binding on any indemnified party and includes as an unconditional term thereof the giving by the claimant or plaintiff therein to such indemnified party of a full and final release from all liability in respect of such claim or action. The indemnifying party shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified party unless the indemnifying party has also consented to such judgment or settlement (such consent not to be unreasonably withheld, conditioned or delayed).

(d)     If the indemnification provided for in this Section 4.10 is held by a court of competent jurisdiction to be unavailable to, or unenforceable by, or is for any reason insufficient to hold harmless as contemplated by this Section 4.10 an indemnified party in respect of any loss, claim, action, damage, liability or expense referred to herein, then the applicable indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, action, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, in connection with the statements or omissions which resulted in such loss, claim, action, damage, liability or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in this Section 4.10(d). In no event shall the amount which a Stockholder may be obligated to contribute pursuant to this Section 4.10(d) exceed an amount by which the net proceeds (after deducting its portion of Selling Expenses) actually received by such Stockholder in the sale of Registrable Securities that gives rise to such obligation to contribute exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue statement or omission. No indemnified party guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)     The provisions of this Section 4.10 shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of any Registrable Securities by any Stockholder.

Section 4.11     Rule 144 Compliance. With a view to making available to the Stockholders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Scott Family Stockholder to sell securities of the Company to the public without registration, the Company shall:

(a)     make and keep public information available, as those terms are understood and defined in Rule 144;

(b)     use reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c)     furnish to any Stockholder, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act;

(d)     take such further action as any Scott Family Stockholder may reasonably request, to the extent required from time to time to enable such Scott Family Stockholder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or 144A or Regulations S under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

Section 4.12     Scott Family Stockholders. As a condition to participating in any registration pursuant to this Article IV, any Scott Family Stockholder that is not already party to this Agreement (or has not already executed and delivered a joinder to this Agreement) shall be required to agree in writing to be bound by this Agreement and the Voting Agreement (if then in effect), which such joinder shall be substantially in the form of Exhibit B attached hereto. For purposes of furnishing notices under this Article IV to Scott Family Stockholders who are not already party to this Agreement (or have not already executed and delivered a joinder to this Agreement), the Company shall only be obligated to notify such Scott Family Stockholders, if any, for whom the Stockholders have provided names and addresses to the Company in advance of such notice period.

Article V

MISCELLANEOUS

Section 5.1     Effectiveness; Termination. Other than with respect to Sections 5.4 and 5.5 (including Sections 5.7 and 5.9 with respect to the foregoing sections), which shall be effective as of the date hereof, this Agreement will be effective as of the Effective Time and this Agreement will automatically terminate and be null and void if the Merger Agreement is terminated prior to the Effective Time in accordance with its terms. In addition, (a) Sections 2.1 and 2.2 of this Agreement shall terminate upon consummation of a Change in Control Transaction (as defined in the Charter) if, as a result of such Change in Control Transaction, the holders of Voting Securities of the Company as of immediately prior to such Change in Control Transaction do not hold a majority of the Voting Securities of the surviving entity in such Change in Control Transaction immediately after consummation of such Change in Control Transaction and (b) this Agreement shall terminate and be of no further force and effect upon the first date that the Stockholders no longer have a Common Ownership Percentage of at least 2%.

Section 5.2     Notice. All notices, requests, claims, demands and other communications under this Agreement will be in writing and will be deemed given if delivered personally, sent via email (receipt confirmed), sent by a nationally recognized overnight courier (providing proof of delivery), or mailed in the United States by certified or registered mail, postage prepaid, to the Parties at the following addresses (or at such other address for any Party as may be specified by like notice):

If to the Company:

First Interstate BancSystem, Inc.
401 North 31st Street
Billings, MT 59101
Email: kirk.jensen@fib.com
Attention: Kirk D. Jensen, EVP & General Counsel

With a copy (which will not constitute notice hereunder) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue
New York, New York 10017

Email:	george.bason@davispolk.com
margaret.tahyar@davispolk.com
evan.rosen@davispolk.com
Attention:	George R. Bason, Jr.
Margaret E. Tahyar
Evan Rosen

If to the Stockholders:

Scott Family Services,

PO Box 7113,

Billings, MT 59103
Email: timothy.leuthold@scottfamily.org
Attention: Tim Leuthold

With a copy (which will not constitute notice hereunder) to:

Latham & Watkins LLP

330 North Wabash Avenue, Suite 2800

Chicago, IL 60611

Email:	mark.gerstein@lw.com
bradley.faris@lw.com
Attention:	Mark D. Gerstein
Bradley Faris

Section 5.3     Enforcement. The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the other Party. It is accordingly agreed that each of the Parties will be entitled to an injunction or injunctions to prevent breaches and/or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, in each case without the necessity of providing any bond or other security, in any federal court located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 5.4     Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement will be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns. Except as set forth in the immediately preceding sentence, nothing in this Agreement, express or implied, is intended to or will confer upon any Person that is not a Party any rights, benefits or remedies hereunder; provided, however, that (a) the Scott Family Stockholders shall be express third party beneficiaries of and shall be entitled to directly enforce Article IV (subject to the requirement under Section 4.12 for a Scott Family Stockholder to be party to, or execute and deliver a joinder to, this Agreement in order to participate in any registration pursuant to Article IV) and (b) prior to the Effective Time, GWB shall be an express third party beneficiary of and shall be entitled to directly enforce Section 5.5.  Nothing in this Agreement shall, or shall be construed or deemed to, constitute a transfer of any Equity Securities or any legal or beneficial interest in or voting or other control over any Equity Securities or as creating or forming a “group” for purposes of the Exchange Act, and all rights, ownership and benefits of and relating to the Equity Securities shall remain vested in and belong to each Stockholder, subject to the agreements of the parties set forth herein.

Section 5.5     Amendments; Waiver. No provision of this Agreement may be amended or waived unless (a) in the case of any amendment or waiver prior to the Effective Time, GWB has provided its prior written consent thereto and (b) such amendment or waiver is in writing and signed, in the case of an amendment, by the Parties, or in the case of a waiver, by the Party or Parties against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law. Except to the extent otherwise provided herein with respect to the exercise of rights of a Stockholder pursuant to Article IV, any action to be taken by the Stockholders under this Agreement, or any amendment or waiver of this Agreement by the Stockholders, may be taken by one or more Stockholders holding two-thirds of the Equity Securities then held by all the Stockholders.

Section 5.6     Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned, in whole or in part, by any Party without the prior written consent of the other Parties; provided, however, that any Scott Family Stockholder shall be entitled to transfer Equity Securities of the Company to any other Scott Family Stockholder and, in connection therewith, assign the rights, interests and obligations applicable to a Scott Family Stockholder under this Agreement to any such transferee. Any assignment in violation of the preceding sentence will be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns. This Section 5.6 shall not be deemed to prevent the Company from engaging in any merger, consolidation or other business combination transaction. For the avoidance of doubt, no transferee of Equity Securities of the Company who is not a Scott Family Stockholder shall acquire any rights under, or be deemed to have the benefit of, any of the provisions contained in this Agreement. If the Company or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving entity of such consolidation or merger or (ii) engages in any transaction as a result of which the Company or any of its successors or assigns is not the publicly traded parent company of the corporate group that includes the Company or any of its successors or assigns, then in each such case, the Company will cause proper provision to be made so that the successors and assigns of the Company, or the publicly traded parent company of the corporate group that includes the Company or any of its successors or assigns, will expressly assume the obligations of the Company set forth in this Agreement.

Section 5.7     Governing Law. This Agreement and any claim, controversy or dispute arising under or related thereto, the relationship of the Parties, and/or the interpretation and enforcement of the rights and duties of the Parties, whether arising at law or in equity, in contract, tort or otherwise, will be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without regard to its rules regarding conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Section 5.8     Expenses. If and only if the Merger is consummated in accordance with the terms of the Merger Agreement, as the same may be amended from time to time, then, at the Closing and following the Effective Time, the Company shall pay or cause to be paid to the Stockholders all reasonable and documented out-of-pocket expenses incurred by the Stockholders in connection with therewith, up to a maximum of $8,500,000.

Section 5.9     Interpretation. Unless otherwise expressly provided, for the purposes of this Agreement, the following rules of interpretation shall apply:

(a)     The article and section headings contained in this Agreement are for convenience of reference only and will not affect in any way the meaning or interpretation hereof.

(b)     When a reference is made in this Agreement to an article or a section, paragraph, such reference will be to an article or a section, paragraph hereof unless otherwise clearly indicated to the contrary.

(c)     Unless it would be duplicative, whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.”

(d)     The words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.

(e)     The word “extent” in the phrase “to the extent” will mean the degree to which a subject or other thing extends, and such phrase will not mean simply “if.”

(f)      The meaning assigned to each term defined herein will be equally applicable to both the singular and the plural forms of such term, and words denoting any gender will include all genders. Where a word or phrase is defined herein, each of its other grammatical forms will have a corresponding meaning.

(g)     A reference to any period of days will be deemed to be to the relevant number of calendar days, unless otherwise specified.

(h)     All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(i)     A holder of any Voting Securities held in trust shall be deemed to be the relevant trust and/or trustee thereof acting in his or her capacities as such trustees, in each case as the context may require to be most protective of the Company, including for purposes of such trustee’s representations and warranties as to the proper organization of the trust, their power and authority as trustees and the non-contravention of the trust’s governing documents.

(j)     The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provisions hereof.

(k)     Any statute or rule defined or referred to herein or in any agreement or instrument that is referred to herein means such statute or rule as from time to time amended, modified or supplemented, including by succession of comparable successor statutes or rules and references to all attachments thereto and instruments incorporated therein.

Section 5.10     Consent to Jurisdiction. Each of the Parties agrees that any legal action or proceeding with respect to this Agreement, or for recognition and enforcement of any judgment in respect of this Agreement and obligations arising hereunder brought by any other Party or its successors or assigns, will be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the Parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement in any court other than the aforesaid courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with this Section 5.10, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by the applicable law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement or the subject matter hereof, may not be enforced in or by such courts.

Section 5.11     Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

Section 5.12     Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law or public policy by a court of competent jurisdiction, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect, insofar as the foregoing can be accomplished without materially affecting the economic benefits anticipated by the Parties. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible.

Section 5.13     Headings. The descriptive headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

Section 5.14     Counterparts. This Agreement may be executed in two or more counterparts, each of which when executed will be deemed to be an original, and all of which together will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. For purposes of this Agreement, facsimile signatures or signatures by other electronic form of transfer will be deemed originals, and the Parties agree to exchange original signatures as promptly as possible.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ Kevin P. Riley
	Name:	Kevin P. Riley

	Title:	President and Chief Executive Officer

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date and year first written.

STOCKHOLDERS:

RISA KAE SCOTT

By:	/s/ Risa K. Scott
	Name:	Risa K Scott, as an individual

NBAR5 S

By:	/s/ Risa K. Scott
	Name:	Risa K Scott
	Title:	Authorized Signatory

RISA K. SCOTT & JOHN HEYNEMAN JR., TTEES FBO RISA K. SCOTT EXEMPTION TRUST UNDER THE SCOTT FAMILY 1996 TRUST

By:	/s/ Risa K. Scott
	Name:	Risa K Scott
	Title:	Trustee

RISA K. SCOTT TRUST AGENCY

By:	Risa K. Scott
	Name:	Risa K. Scott
	Title:	Trustee

RISA K SCOTT TTEE RISA K SCOTT TRUST DTD 12/4/15

By:	Risa K. Scott
	Name:	Risa K. Scott
	Title:	Trustee

[Signature Page to Stockholder’s Agreement]

JAMES R. SCOTT

By:	/s/ James R. Scott
	Name:	James R. Scott, as an individual

FOUNDATION FOR COMMUNITY VITALITY

By:	/s/ James R. Scott
	Name:	James R. Scott
	Title:	Director

JAMES F. HEYNEMAN CONSERVATORSHIP, JAMES SCOTT, CONSERVATOR

By:	/s/ James R. Scott
	Name:	James R. Scott
	Title:	Conservator

JAMES R. SCOTT TRUST

By:	/s/ James R. Scott
	Name:	James R. Scott
	Title:	Trustee

JAMES R. AND CHRISTINE M. SCOTT FOUNDATION

By:	/s/ James R. Scott
	Name:	James R. Scott
	Title:	President

JS INVESTMENTS LIMITED PARTNERSHIP

By:	/s/ James R. Scott
	Name:	James R. Scott
	Title:	Managing Partner

[Signature Page to Stockholder’s Agreement]

SETRU & CO., CUSTODIAN FOR THE JAMES R. SCOTT TRUST, JAMES R. SCOTT & FIB CO-TTEEs

By:	/s/ James R. Scott
	Name:	James R. Scott
	Title:	Trustee

SETRU & CO., CUSTODIAN FOR THE JAMES F. HEYNEMAN TRUST, JAMES SCOTT & FIRST INTERSTATE WEALTH MANAGEMENT CO-TTEEs

By:	/s/ James R. Scott
	Name:	James R. Scott
	Title:	Trustee

JOHN HEYNEMAN

By:	/s/ John M. Heyneman Jr.
	Name:	John M. Heyneman Jr., as an individual

JOHN HEYNEMAN JR.

By:	/s/ John M. Heyneman Jr.
	Name:	John M. Heyneman Jr., as an individual

RAE ANN MORSS & JOHN HEYNEMAN JR., TRUSTEES FBO RAE ANN MORSS EXEMPTION TRUST UNDER THE SCOTT FAMILY 1996 TRUST

By:	/s/ John M. Heyneman Jr.
	Name:	John M. Heyneman Jr.
	Title:	Co-Trustee

[Signature Page to Stockholder’s Agreement]

RIKI RAE SCOTT DAVIDSON & JOHN HEYNEMAN JR., TRUSTEES FBO RIKI SCOTT DAVIDSON EXEMPTION TRUST UNDER THE SCOTT FAMILY 1996 TRUST

By:	/s/ John M. Heyneman Jr.
	Name:	John M. Heyneman Jr.
	Title:	Co-Trustee

SETRU & CO., CUSTODIAN FOR THE JOHN M. HEYNEMAN JR. TRUST

By:	/s/ John M. Heyneman Jr.
	Name:	John M. Heyneman Jr.
	Title:	Trustee

TOWANDA INVESTMENTS LIMITED PARTNERSHIP

By:	/s/ John M. Heyneman Jr.
	Name:	John M. Heyneman
	Title:	Managing Partner

JULIE SCOTT ROSE

By:	/s/ Julie Scott Rose
	Name:	Julie Scott Rose, as an individual

ELIZABETH LAUREN SCOTT ROSE TRUST

By:	/s/ Julie Scott Rose
	Name:	Julie Scott Rose
	Title:	Trust Advisor

[Signature Page to Stockholder’s Agreement]

FIRST INTERSTATE BANK & JULIE SCOTT ROSE, CO-TTEES OF THE JOAN D SCOTT TRUST DTD 10/16/12

By:	/s/ Julie Scott Rose
	Name:	Julie Scott Rose
	Title:	Trustee

HARPER GRACE SCOTT TRUST

By:	/s/ Julie Scott Rose
	Name:	Julie Scott Rose
	Title:	Trustee

HARRISON WILLIAM SCOTT TRUST

By:	/s/ Julie Scott Rose
	Name:	Julie Scott Rose
	Title:	Trustee

HOLLAND ELIZABETH SCOTT TRUST

By:	/s/ Julie Scott Rose
	Name:	Julie Scott Rose
	Title:	Trustee

IXL LIMITED LIABILITY COMPANY

By:	/s/ Julie Scott Rose
	Name:	Julie Scott Rose
	Title:	Designated member

JULIANA SARAH SCOTT ROSE TRUST

By:	/s/ Julie Scott Rose
	Name:	Julie Scott Rose
	Title:	Trust Advisor

[Signature Page to Stockholder’s Agreement]

JULIE A SCOTT ROSE TRUSTEE OF THE JULIE A SCOTT ROSE TRUST DATED 5-14-2002

By:	/s/ Julie Scott Rose
	Name:	Julie Scott Rose
	Title:	Trustee

THOMAS W SCOTT

By:	/s/ Julie Scott Rose
	Name:	Julie Scott Rose
	Title:	Trustee

THOMAS W SCOTT TRUST DTD 8/22/95, THOMAS W SCOTT TRUSTEE

By:	/s/ Julie Scott Rose
	Name:	Julie Scott Rose
	Title:	Trustee

HOMER SCOTT JR.

By:	/s/ Homer Scott Jr.
	Name:	Homer Scott Jr., as an individual

HOMER SCOTT JR. TRUST DTD 12/4/78

By:	/s/ Homer Scott Jr.
	Name:	Homer Scott Jr.
	Title:	Trustee

SETRU & CO., CUSTODIAN FOR THE SEVENTH AMENDMENT & RESTATEMENT OF TRUST AGREEMENT OF HOMER SCOTT JR DTD 5/21/10, HOMER SCOTT JR & FIB CO-TTEES

By:	/s/ Homer scott Jr.
	Name:	Homer Scott Jr.
	Title:	Trustee

[Signature Page to Stockholder’s Agreement]

SHERIDAN STADIUM FOUNDATION

By:	/s/ Homer scott Jr.
	Name:	Homer Scott Jr.
	Title:	Board President

SETRU & CO., CUSTODIAN FOR THE SUSAN SCOTT HEYNEMAN 2008 REVOCABLE TRUST, SUSAN HEYNEMAN & FIB CO-TTEES

By:	/s/ Susan Heyneman
	Name:	Susan Heyneman
	Title:	Trustee

JAMES R SCOTT JR.

By:	/s/ James R. Scott Jr.
	Name:	James R. Scott Jr., as an individual

FIRST INTERSTATE BANK TTEE FOR DANA S ANDERSSON GST EXEMPT TRUST NO 1 DTD 12/11/2020

By:	/s/ James R. Scott Jr.
	Name:	James R. Scott Jr.
	Title:	Authorized Signatory

FIRST INTERSTATE BANK TTEE FOR JAMES R SCOTT JR. GST EXEMPT TRUST NO 1 DTD 12/11/2020

By:	/s/ James R. Scott Jr.
	Name:	James R. Scott Jr.
	Title:	Authorized Signatory

JONATHAN SCOTT

By:	/s/ Jonathan Scott
	Name:	Jonathan Scott, as an individual

[Signature Page to Stockholder’s Agreement]

JONATHAN SCOTT AS TRUSTEE OF THE JONATHAN R SCOTT TRUST DATED AS OF 4/21/04

By:	/s/ Jonathan Scott
	Name:	Jonathan Scott
	Title:	Trustee

JEREMY PAUL SCOTT

By:	/s/ Jeremy Paul Scott
	Name:	Jeremy Paul Scott, as an individual

JEREMY SCOTT TTEE, JEREMY SCOTT REVOCABLE TRUST DTD 6/25/15

By:	/s/ Jeremy Paul Scott
	Name:	Jeremy Paul Scott
	Title:	Trustee

NBAR5 Limited Partnership

By:	/s/ Jeremy Paul Scott
	Name:	Jeremy Scott
	Title:	Managing Member

[Signature Page to Stockholder’s Agreement]

Exhibit A

1.	Risa K Scott TTEE Risa K Scott Trust Dtd 12/4/15
2.	Risa Kae Scott
3.	NBAR5 S
4.	Risa K. Scott & John Heyneman Jr., TTEEs FBO Risa K Scott Exemption Trust Under the Scott Family 1996 Trust
5.	Risa K Scott Trust Agency
6.	NBar5 Limited Partnership
7.	Setru & Co., Custodian for the James R Scott Trust, James R Scott & FIB Co-TTEEs
8.	James R Scott Trust
9.	James R. Scott
10.	James R and Christine M Scott Foundation
11.	JS Investments Limited Partnership
12.	John Heyneman Jr.
13.	Foundation for Community Vitality
14.	James F Heyneman Conservatorship, James Scott, Conservator
15.	Setru & Co., Custodian for the James F Heyneman Trust, James Scott & First Interstate Wealth Management Co-TTEEs
16.	Setru & Co., Custodian for the John M Heyneman Jr. Trust
17.	John Heyneman
18.	Riki Rae Scott Davidson & John Heyneman Jr., Trustees FBO Riki Scott Davidson Exemption Trust Under the Scott Family 1996 Trust
19.	Rae Ann Morss & John Heyneman Jr., Trustees FBO Rae Ann Morss Exemption Trust Under the Scott Family 1996 Trust
20.	Towanda Investments Limited Partnership
21.	Julie Scott Rose
22.	Julie A Scott Rose Trustee of the Julie A Scott Rose Trust Dated 5-14-2002
23.	First Interstate Bank & Julie Scott Rose, Co-TTEEs of the Joan D Scott Trust Dtd 10/16/12
24.	IXL Limited Liability Company
25.	Juliana Sarah Scott Rose Trust
26.	Elizabeth Lauren Scott Rose Trust
27.	Holland Elizabeth Scott Trust
28.	Harper Grace Scott Trust
29.	Harrison William Scott Trust
30.	Thomas W Scott Trust Dtd 8/22/95, Thomas W Scott Trustee
31.	Thomas W Scott
32.	Setru & Co., Custodian for the Seventh Amendment & Restatement of Trust Agreement of Homer Scott Jr Dtd 5/21/10, Homer Scott Jr & FIB Co-TTEEs
33.	Homer Scott Jr. Trust Dtd 12/4/78
34.	Sheridan Stadium Foundation
35.	Homer Scott Jr.
36.	Setru & Co., Custodian for the Susan Scott Heyneman 2008 Revocable Trust, Susan Heyneman & FIB Co-TTEEs
37.	First Interstate Bank TTEE for Dana S Andersson GST Exempt Trust No 1 Dtd 12/11/2020
38.	First Interstate Bank TTEE for James R Scott Jr. GST Exempt Trust No 1 Dtd 12/11/2020

39.	Jonathan Scott as Trustee of the Jonathan R Scott Trust Dated as of 4/21/04
40.	Jonathan Scott
41.	Jeremy Paul Scott
42.	Jeremy Scott TTEE, Jeremy Scott Revocable Trust Dtd 6/25/15
43.	James R Scott Jr.

Exhibit B

Form of Joinder to Stockholders’ Agreement

The undersigned is executing and delivering this joinder pursuant to that certain Stockholders’ Agreement, dated as of [•], 2021 (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Stockholders’ Agreement”) by and between those individuals and entities listed on Exhibit A attached thereto (collectively referred to as the “Stockholders” and each, a “Stockholder”) and First Interstate BancSystem, Inc., a Montana corporation (the “Company”).  Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Stockholders’ Agreement.

By executing and delivering this joinder to the Stockholders’ Agreement, the undersigned hereby adopts and approves the Stockholders’ Agreement and agrees, effective commencing on the date hereof and as a condition to participating in any registration pursuant to Article IV of the Stockholders’ Agreement, to become a party to, and to be bound by and comply with the provisions of, the Stockholders’ Agreement and the Voting Agreement (if currently in effect) in the same manner as if the undersigned were an original signatory to the Stockholders’ Agreement and the Voting Agreement (if currently in effect). Without limiting the generality of the foregoing, the undersigned hereby makes the representations and warranties of the Stockholders set forth in Article III as of the date hereof and, if the date hereof is prior to the Effective Time, as of the Effective Time.

[NAME OF STOCKHOLDER]

By:
Name:
Title:

Address for Notices:
[ ] [ ] [ ]
Email:	[ ]
Attention:	[ ]

Exhibit C

Form of Joinder to Voting Agreement

[ ˜ ], 2021

First Interstate BancSystem, Inc.

401 North 31st Street

Bilings, MT 59101

Email: kirk.jensen@fib.com

Attention: Kirk D. Jensen, EVP & General Counsel

Gentlemen:

Reference is made to the Stockholders’ Agreement, dated [ ˜ ], 2021 (as the same may be amended from time to time in accordance with its terms, the “Stockholders’ Agreement”), by and between the Stockholders (as defined in the Stockholders’ Agreement) party thereto and First Interstate BancSystem, Inc., a Montana corporation (the “Company”).  Pursuant to the Agreement, among other things, each of the Stockholders that holds Common Stock is required to enter into this Voting Agreement (this “Voting Agreement”) as a condition to the Company’s obligation to nominate Stockholder Nominees at any applicable meeting of stockholders at which Directors will be elected from and after the Closing Date (in each case, as defined in the Stockholders’ Agreement).  Defined terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Stockholders’ Agreement.

Accordingly, with respect to any vote or consent in respect of the election of any candidate nominated by the Board for election or appointment as a Director (other than to the extent relating to the election or appointment of a Stockholder Nominee), but only if the Stockholders have designated one or more Stockholder Nominees who are then serving on the Board or have designated one or more Stockholder Nominees for election as a director at the applicable meeting pursuant to this Agreement, Stockholder shall (a) in the case of any vote, cause all shares of Common Stock that it Beneficially Owns (and which are entitled to vote on the election of Directors) to be counted as present for purposes of calculating a quorum and (b) vote, or cause to be voted, or execute written consents with respect to, all shares of Common Stock that it Beneficially Owns (and which are entitled to vote on such matter) at its election either (i) in accordance with the recommendation of the Board as to the election of Directors or (ii) in the same proportions as the votes cast on the election of Directors in respect of all shares of Common Stock not Beneficially Owned by such Stockholder; provided that such Stockholder shall only be required to vote, or cause to be voted, or execute written consents, pursuant to this clause (b) to the extent such matter is not inconsistent with any provision of the Stockholders’ Agreement.

This Voting Agreement and any claim, controversy or dispute arising under or related to this Voting Agreement shall be governed by, and construed in accordance with the laws of, the State of Delaware without regard to its choice of law provisions.

This Voting Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same Voting Agreement.  Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and

Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

No amendment or waiver of any provision of this Voting Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Voting Agreement by signing in the space provided below.

Very truly yours,

[STOCKHOLDER]

Confirmed and accepted:

fIRST INTERSTATE BANCSYSTEM, INC.
By:
Name:
Title: